DREYFUS MUNICIPAL INCOME, INC.
LETTER TO SHAREHOLDERS
Dear Shareholder:
      We are pleased to provide you with this report on Dreyfus Municipal Income, Inc. for the six-month reporting period ended March 31, 1997. Your Fund produced a total return of 2.89% based on changes in net asset value and interest income.* During the reporting period, your Fund produced income dividends exempt from Federal personal income taxes of $.318 per share.** This is equivalent to an annualized federally tax-free distribution rate per share of 6.40%.***
THE ECONOMY
      With the economy in an almost ideal balance of strong growth, low unemployment and stable prices, the Federal Open Market Committee (FOMC) of the Federal Reserve Board (the "Fed") raised interest rates at the end of March for the first time in over two years. Concerned that persistently strong demand would increase the risk of a resurgence of inflation, the FOMC, which is the policy-making arm of the Fed, voted to lift the Federal Funds rate by a quarter of a percentage point to 5.5%. (The Federal Funds rate is the rate that banks charge each other for overnight loans.) The move to raise interest rates had been much discussed since early last year when the Fed first became concerned about the inflationary potential of rising wage demands resulting from the strong rate of growth in new jobs. Yet over that time, there has been little evidence of inflation despite robust job growth and an unemployment rate of less than 5.5%, a level that in the 1970s and 1980s contributed to an escalation in wages and prices. Instead, prices on virtually all sectors of the economy have remained quiescent. The Consumer Price Index has risen a modest 2.8% over the past 12 months, while increases in producer prices have been equally modest and, of late, many prices have actually fallen.
      Not surprisingly, the consumer confidence index of the Conference Board, a private research group, remains near all-time high territory. A closely followed component of the index measures consumer sentiment about the job market. The percentage of people reporting that jobs are plentiful has recently reached an eight-year high, while the portion reporting that jobs are hard to get was the lowest ever recorded. That positive attitude regarding job security has been cited by Federal Reserve Board Chairman Greenspan as a possible harbinger of higher wage pressures, which could result in an acceleration in the rate of inflation.
      Looking at the economy more generally, factory production _ particularly the durable goods sector _ has picked up lately after slumping over the last two months of last year. Also suggesting renewed vigor in the economy was the brisk pickup in retail sales from their relatively sluggish pace over the last quarter of 1996. As a corollary to the surge in retail sales, late payments on credit card debt have risen to the highest proportion of accounts since 1980, the year the American Bankers Association first monitored credit card delinquencies.
      Effective monetary policy is formulated less on how conditions are today than on how things may be in the future; hence the Fed's preemptive move to tighten credit without significant direct evidence that inflation is already on the rise is understandable. In recent testimony to Congress made before the Fed's decision to raise the Federal Funds rate, Fed Chairman Alan Greenspan said that the question "is not so much . . . where prices are or have been, but rather what the state of the economy will be later this year and into 1998 when any actions we may or may not have taken would become effective." We continue to remain alert to any economic developments that might indicate a further tightening by the Fed.
MARKET ENVIRONMENT
      The municipal bond market endured a significant amount of volatility during the past six months. Similar to today's market environment, last fall interest rates were on the rise following a strong downward move last summer. The financial markets were bracing for a possible tightening of interest rates by the Federal Reserve. However, the difference between then and now is that the economy slowed in the second half of 1996 and the Fed did not raise rates. Today, the story is different and the bears are back in control: the economy is clearly much stronger than it appeared at the beginning of the year. Six months ago there was considerable debate over whether or not there would be a tightening of short-term interest rates. The markets received the answer last month when the Fed moved. Since then yields have continued to ratchet higher, implying that at least one more rate hike is in the cards.
      The political climate in Washington has been a further hindrance. Investors had been counting on a bipartisan compromise on a balanced budget agreement and a possible cut in the capital gains tax rate; today, the odds of either happening in the near future seem remote. It looks as though this year's budget wrangling could be a repeat performance of prior years. From the financial markets' perspective, it appears that the only positive influence from Washington has been the Administration's strong support for the dollar. The strong relative position of the U.S. currency has engendered significant foreign buying of U.S. Treasury securities. Without this foreign support rates might be at higher levels.
      Because of a relatively good technical position, municipal securities have not lost as much in value this year as have taxable bonds. The supply of new tax-exempt bond issues coming to market has not been overly burdensome, while investor demand (primarily the casualty insurers) has been strong enough to absorb most of the available supply. Individual interest has been limited; however, we believe that yields are now approaching levels that should prove attractive to investors.
PORTFOLIO OVERVIEW
      The Fund continues to maintain a duration which is considerably shorter than the Lehman Municipal Bond Index (5.6 years versus 7.2 years, respectively). At the same time, we continue to purchase securities which afford a relatively high tax-exempt yield, enabling management to increase the monthly dividend to $ .054 per month (from $ .052) beginning in December 1996. A short relative duration and high dividend income have combined to position the Fund well. The longer a fund's duration, the more volatile the fund should be as interest rates move. In a declining interest rate environment, a longer duration can be advantageous to a fund. The reverse can be true in a rising interest rate environment.
      We don't believe that the current condition of rising interest rates will persist indefinitely, and think that attractive buying opportunities will present themselves in the not too distant future. Because this Fund maintains an income orientation, its high coupon holdings and less sensitive posture to interest movements (e.g., low relative duration) will serve shareholders better than a more interest-rate-sensitive portfolio.
      The axiom of capital preservation is foremost in our decision-making at present. The Fund's goal is to maximize current federally tax-exempt income to the extent consistent with the preservation of capital. We do see the risk of still higher interest rates. After a period of Fed restraint, we believe that the economy can continue to grow at a moderate pace without significant risk of higher inflation. For this reason we feel good about the prospects for the bond markets going forward and continue to recommend that investors maintain a long-term perspective.
                                  Very truly yours,
                          [Richard J. Moynihan signature logo]
                                  Richard J. Moynihan
                                  Director, Municipal Portfolio Management
                                  The Dreyfus Corporation
April 17, 1997
New York, NY
*   Total return includes reinvestment of dividends and any capital gains paid.
** Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders.
***         Distribution rate per share is based upon dividends per share paid from net investment income during the period (annualized), divided by the market price per share at the end of the period.

DREYFUS MUNICIPAL INCOME, INC.
STATEMENT OF INVESTMENTS                                                                               MARCH 31, 1997 (UNAUDITED)
                                                                                                     Principal
Long-Term Municipal Investments_99.7%                                                                 Amount          Value
                                                                                                      _______        _______
Alabama_1.3%
Courtland Industrial Development Board, SWDR
  (Champion International Corp. Project) 6.50%, 9/1/2025....................                    $    2,500,000       $ 2,506,750
Arizona_1.5%
Tucson Airport Authority, Special Facility Revenue (Lockheed Aeromod Center Inc.)
  8.70%, 9/1/2019...........................................................                         2,500,000         2,808,250
California_3.7%
California Housing Finance Agency, MFHR
  6.05%, 8/1/2038 (Insured; MBIA)...........................................                         2,500,000         2,469,800
Foothill/Eastern Transportation Corridor Agency, Toll Road Revenue
  Zero Coupon, 1/1/2019.....................................................                        18,000,000         4,487,220
Colorado_5.2%
City and County of Denver, Airport Revenue:
  8.25%, 11/15/2012.........................................................                         6,500,000         7,305,870
  (Special Facilities-United Airlines Inc. Project) 6.875%, 10/1/2032.......                         2,480,000         2,569,429
Florida_10.1%
Orange County Health Facilities Authority, Revenue
  (Health Facility-Mental Health Services)
  9.25%, 7/1/2020 (Prerefunded 7/1/2000) (a)................................                         4,785,000        5,502,176
Palm Beach County, Solid Waste IDR:
  (Okeelanta Power Limited Partnership Project)
    6.85%, 2/15/2021........................................................                         7,450,000        6,165,844
  (Osceola Power Limited Partnership Project)
    6.95%, 1/1/2022.........................................................                         2,700,000        2,257,632
Pinellas County Housing Finance Authority, SFMR (Multi-County Program)
  6.70%, 2/1/2028...........................................................                         5,000,000        5,170,300
Georgia_4.3%
Private Colleges and Universities Facilities Authority, Revenue,
  Refunding (Clark Atlanta University Project)
  8.25%, 1/1/2015 (Prerefunded 1/1/2003) (a)................................                         6,845,000        8,205,512
Illinois_17.0%
Chicago-O'Hare International Airport, Special Facility Revenue:
  (American Airlines Inc. Project):
    7.875%, 11/1/2025.......................................................                         2,000,000        2,161,820
    Refunding 8.20%, 12/1/2024..............................................                         1,000,000        1,172,080
  (United Airlines Inc. Project):
    8.40%, 5/1/2018.........................................................                         8,175,000        8,829,245
    8.50%, 5/1/2018.........................................................                         2,000,000        2,187,100
Illinois Development Finance Authority, Revenue
  (Community Rehabilitation Providers Facility Acquisition):
    8.75%, 3/1/2010.........................................................                         2,000,000        2,149,880
    8.50%, 9/1/2010.........................................................                         5,000,000        5,304,550

DREYFUS MUNICIPAL INCOME, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                MARCH 31, 1997 (UNAUDITED)
                                                                                                   Principal
Long-Term Municipal Investments (continued)                                                         Amount             Value
                                                                                                  __________        __________
Illinois (continued)
Robbins, RRR (Robbins Resource Recovery Partners)
  8.375%, 10/15/2016........................................................                     $  10,000,000    $  10,384,200
Indiana_3.1%
Fishers Economic Development, First Mortgage Revenue
  (United Student Aid Funds Inc. Project) 8.375%, 9/1/2014..................                         5,700,000        5,970,465
Kentucky_1.9%
Perry County, SWDR (TJ International Project)
  7%, 6/1/2024..............................................................                         3,500,000        3,614,625
Massachusetts_3.1%
Massachusetts Industrial Finance Agency, Revenue
  (Water Treatment-American Hingham) 6.95%, 12/1/2035.......................                         5,640,000        5,831,083
Michigan_7.3%
Michigan Hospital Finance Authority, HR,
  Refunding (Genesys Health System Obligated Group) 8.125%, 10/1/2021.......                         7,670,000        8,705,297
Michigan Strategic Fund, SWDR, Refunding (Genesee Power Station Project)
  7.50%, 1/1/2021...........................................................                         5,000,000        5,099,550
Nevada_2.9%
Clark County, IDR (Southwest Gas Corp.):
  7.50%, 9/1/2032...........................................................                         3,000,000        3,221,430
  6.50%, 12/1/2033..........................................................                         2,300,000        2,315,617
New Hampshire_4.1%
New Hampshire Industrial Development Authority, PCR
  (Public Service Co. Project) 7.65%, 5/1/2021..............................                         7,500,000        7,682,700
New York_4.8%
New York City:
  8.25%, 11/15/2010.........................................................                         240,000            269,237
  8.25%, 11/15/2010 (Prerefunded 11/15/2001) (a)............................                         2,760,000        3,194,755
New York City Industrial Development Agency, Special Facility Revenue
  (American Airlines Inc. Project) 7.75%, 7/1/2019..........................                         3,390,000        3,587,535
New York State Mortgage Agency, Revenue, Homeowner Mortgage
  6.05%, 4/1/2026...........................................................                         2,000,000        1,991,860
North Dakota_.5%
North Dakota Housing Finance Agency, SFMR 8.30%, 1/1/2012...................                           892,400           930,577
Pennsylvania_7.4%
Huntingdon County Industrial Development Authority, First Mortgage Revenue
  (Presbyterian Homes-Woodland Retirement Center Project) 8%, 12/1/2020.....                         3,000,000         3,191,940
Lancaster County Hospital Authority, Revenue
  (Health Center-United Church of Christ Homes Inc.)
  9.125%, 10/1/2014 (Prerefunded 10/1/1999) (a).............................                         2,000,000         2,247,340

DREYFUS MUNICIPAL INCOME, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                              MARCH 31, 1997 (UNAUDITED)
                                                                                                  Principal
Long-Term Municipal Investments (continued)                                                         Amount              Value
                                                                                                  ___________        ___________
Pennsylvania (continued)
Montgomery County Higher Education and Health Authority, HR
  (United Hospital Inc.- Saint Christopher)
  8.50%, 11/1/2017 (Prerefunded 11/1/1997) (a)..............................                    $    4,865,000      $  5,090,833
Pennsylvania Economic Development Financing Authority, RRR
  (Northampton Generating Project) 6.60%, 1/1/2019..........................                         3,500,000         3,452,645
South Carolina_1.1%
Piedmont Municipal Power Agency, Electric Revenue,
  Refunding 6.55%, 1/1/2016.................................................                         2,075,000         2,083,072
Texas_12.2%
Alliance Airport Authority Inc., Special Facilities Revenue
  (American Airlines Inc. Project) 7.50%, 12/1/2029.........................                         2,375,000         2,528,900
Austin, Convention Center Revenue
  8.25%, 11/15/2014 (Prerefunded 11/15/1999) (a)............................                         5,405,000         5,909,935
Bell County Health Facilities Development Corp., Revenue
  (Southern Healthcare-Southview) 10.50%, 3/1/2020 (Prerefunded 3/1/2000) (a)                        4,790,000         5,614,407
Montgomery County Health Facilities Development Corp., Hospital Mortgage Revenue,
  Refunding (Woodlands Medical Center Project) 8.85%, 8/15/2014.............                         5,095,000         5,603,379
Texas Housing Agency, Mortgage Revenue
  Residential Development:
    8.40%, 7/1/2020.........................................................                         1,405,000         1,469,658
    8.40%, 1/1/2021.........................................................                         1,875,000         1,958,850
Utah_2.6%
Carbon County, SWDR, Refunding (Sunnyside Cogeneration)
  9.25%, 7/1/2018 (b).......................................................                         7,000,000         4,884,040
Washington_1.1%
Public Utility District No. 1 of Pend Orielle County, Electric Revenue
  6.375%, 1/1/2015..........................................................                         2,000,000         2,006,220
West Virginia_2.8%
Braxton County, SWDR (Weyerhaeuser Co. Project)
  6.50%, 4/1/2025...........................................................                         5,000,000         5,233,800
Wyoming_1.7%
Sweetwater County, SWDR (FMC Corp. Project)
  7%, 6/1/2024..............................................................                         3,000,000         3,187,770
                                                                                                                   _____________
TOTAL LONG-TERM MUNICIPAL INVESTMENTS
  (cost $179,100,807).......................................................                                        $188,515,178
                                                                                                                   ==============

DREYFUS MUNICIPAL INCOME, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                   MARCH 31, 1997 (UNAUDITED)
                                                                                                    Principal
Short-Term Municipal Investments_.3%                                                                 Amount             Value
                                                                                                    __________        __________
Texas;
Brazos River Authority, Revenue, VRDN
  Refunding (Houston Lighting and Power Co.) 3.75% (Insured; AMBAC) (c)
  (cost $600,000)...........................................................                       $   600,000      $    600,000
                                                                                                                   ==============
TOTAL INVESTMENTS_100.0%
  (cost $179,700,807).......................................................                                         $189,115,178
                                                                                                                   ==============

Summary of Abbreviations
AMBAC         American Municipal Bond Assurance Corporation      PCR     Pollution Control Revenue
HR            Hospital Revenue                                   RRR     Resources Recovery Revenue
IDR           Industrial Development Revenue                     SFMR    Single Family Mortgage Revenue
MBIA          Municipal Bond Investors Assurance                 SWDR    Solid Waste Disposal Revenue
                 Insurance Corporation                           VRDN    Variable Rate Demand Notes
MFHR          Multi-Family Housing Revenue

Summary of Combined Ratings
Fitch (d)              or          Moody's             or         Standard & Poor's          Percentage of Value
____                               ______                        _________                  ______________________
AAA                                Aaa                            AAA                               11.5%
AA                                 Aa                             AA                                 3.4
A                                  A                              A                                  5.3
BBB                                Baa                            BBB                               37.6
BB                                 Ba                             BB                                 4.1
F1                                 MIG1, VMIG1, P1                SP1, A1                             .3
Not Rated (e)                      Not Rated (e)                  Not Rated (e)                     37.8
                                                                                                   ______
                                                                                                  100.0%
                                                                                                 =========

Notes to Statement of Investments:
    (a) Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire bonds in full at the earliest refunding date.
    (b)  Non-income accruing security.
    (c) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
    (d) Fitch currently provides creditworthiness information for a limited number of investments.
    (e) Securities which, while not rated by Fitch, Moody's and Standard & Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.






SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS MUNICIPAL INCOME, INC.
STATEMENT OF ASSETS AND LIABILITIES                 MARCH 31, 1997 (UNAUDITED)
                                                                                                  Cost                Value
                                                                                              _____________       _____________
ASSETS:                          Investments in securities_See Statement of Investments       $179,700,807         $189,115,178
                                 Cash.......................................                                             13,562
                                 Interest receivable........................                                          3,914,069
                                 Prepaid expenses...........................                                             12,319
                                                                                                                   _____________
                                                                                                                   193,055,128
                                                                                                                   _____________
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                          137,915
                                 Accrued expenses...........................                                             74,505
                                                                                                                   _____________
                                                                                                                        212,420
                                                                                                                   _____________
NET ASSETS..................................................................                                       $192,842,708
                                                                                                                  ==============
REPRESENTED BY:                  Paid-in capital............................                                       $187,932,494
                                 Accumulated undistributed investment income_net                                      1,432,951
                                 Accumulated net realized gain (loss) on investments                                 (5,937,108)
                                 Accumulated net unrealized appreciation (depreciation)
                                   on investments_Note 4...................                                           9,414,371
                                                                                                                   _____________
NET ASSETS .................................................................                                       $192,842,708
                                                                                                                  ==============
SHARES OUTSTANDING
(110 MILLION SHARES OF $.001 PAR VALUE COMMON STOCK AUTHORIZED).............                                         20,179,863
NET ASSET VALUE per share...................................................                                              $9.56
                                                                                                                         =======








SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS MUNICIPAL INCOME, INC.
STATEMENT OF OPERATIONS                                SIX MONTHS ENDED MARCH 31, 1997 (UNAUDITED)
INVESTMENT INCOME
INCOME                           Interest Income............................                                         $7,022,067
EXPENSES:                        Management fee_Note 3(a)...................                  $    677,519
                                 Shareholder servicing costs_Note 3(b)......                        40,379
                                 Shareholders' reports......................                        26,285
                                 Directors' fees and expenses_Note 3(c).....                        21,439
                                 Professional fees..........................                        13,204
                                 Registration fees..........................                         7,250
                                 Custodian fees_Note 3(b)...................                         7,059
                                 Miscellaneous..............................                         7,210
                                                                                                 __________
                                     Total Expenses.........................                                            800,345
                                                                                                                    ____________
INVESTMENT INCOME_NET.......................................................                                          6,221,722
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS_Note 4:
                                 Net realized gain (loss) on investments....                 $    387,474
                                 Net unrealized appreciation (depreciation) on investments      (1,143,087)
                                                                                                 __________
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                           (755,613)
                                                                                                                    ____________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                         $5,466,109
                                                                                                                   =============











SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS MUNICIPAL INCOME, INC.
STATEMENT OF CHANGES IN NET ASSETS
                                                                                   Six Months Ended
                                                                                     March 31, 1997             Year Ended
                                                                                      (Unaudited)           September 30, 1996
                                                                                   _______________         ___________________
OPERATIONS:
  Investment income_net............................................                  $    6,221,722           $  12,834,123
  Net realized gain (loss) on investments..........................                         387,474                 659,153
  Net unrealized appreciation (depreciation) on investments........                      (1,143,087)             (3,620,880)
                                                                                   _________________        ___________________
    Net Increase (Decrease) in Net Assets Resulting from Operations                       5,466,109               9,872,396
                                                                                   _________________        ___________________
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income_net............................................                      (6,402,971)            (12,536,499)
                                                                                   _________________        ___________________
CAPITAL STOCK TRANSACTIONS:
  Dividends reinvested_Note 1(c)...................................                         614,237                 312,857
                                                                                   _________________        ___________________
    Total Increase (Decrease) in Net Assets........................                        (322,625)             (2,351,246)
NET ASSETS:
  Beginning of Period..............................................                     193,165,333             195,516,579
                                                                                   _________________        ___________________
  End of Period....................................................                    $192,842,708           $193,165,333
                                                                                   ================        ===================
UNDISTRIBUTED INVESTMENT INCOME_NET................................                  $    1,432,951         $    1,614,200
                                                                                   _________________        ___________________
                                                                                        Shares                    Shares
                                                                                    _______________        ___________________
CAPITAL SHARE TRANSACTIONS:
    Increase In Shares Outstanding As A Result Of Dividends Reinvested                       63,413                 32,900
                                                                                   ================        ===================












SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS MUNICIPAL INCOME, INC.
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the financial statements and market price data for the Fund's shares.

                                           Six Months Ended
                                            March 31, 1997                             Year Ended September 30,
                                                                 ________________________________________________________________
PER SHARE DATA:                               (Unaudited)           1996          1995          1994          1993          1992
                                            _______________      _________     _________     _________     _________    _________
    Net asset value, beginning of period..          $ 9.60       $  9.74       $  9.41       $ 10.45       $ 10.06       $  9.83
                                                    ________     ________     _________     _________     _________     _________
    Investment Operations:
    Investment income_net.................             .31          .64            .65           .67           .71           .71
    Net realized and unrealized gain (loss)
      on investments......................            (.03)         (.16)          .35          (.93)          .44            .30
                                                    ________     ________     _________     _________     _________     _________
    Total from Investment Operations......             .28           .48          1.00          (.26)         1.15          1.01
                                                    ________     ________     _________     _________     _________     _________
    Distributions:
    Dividends from investment income_net..            (.32)         (.62)         (.67)         (.70)         (.70)          (.70)
    Dividends from net realized gain                    __            __           __           (.08)         (.06)          (.08)
        on investments
                                                    ________     ________     _________     _________     _________     _________
    Total Distributions...................            (.32)         (.62)         (.67)         (.78)         (.76)         (.78)
                                                    ________     ________     _________     _________     _________     _________
    Net asset value, end of period........         $  9.56       $  9.60       $  9.74      $  9.41         $10.45        $10.06
                                                    ========     ========     ========      ========      ========      ========
    Market value, end of period..........        $ 9 15\16     $  9 9\16     $   9 3\8     $   8 7\8      $ 10 3\4      $ 10 1\2
                                                    ========     ========     ========      ========      ========      ========
TOTAL INVESTMENT RETURN (1)...............        14.78%(2)        8.83%        13.48%      (10.77%)        10.30%        13.61%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets         .83%(2)         .83%          .85%          .84%          .83%          .86%
    Ratio of net investment income
      to average net assets...............         6.43%(2)        6.61%         6.86%         6.76%         7.01%         7.20%
    Portfolio Turnover Rate............            8.28%(3)        8.56%        36.09%        14.41%        11.94%        22.75%
    Net Assets, end of period (000's Omitted)     $192,843      $193,165      $195,517      $188,730      $206,999      $195,991
-------------------------------
    (1)  Calculated based on market value.
    (2)  Annualized.
    (3)  Not annualized.






SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS MUNICIPAL INCOME, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
NOTE 1_SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Municipal Income, Inc. (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified closed-end management investment company. The Fund's investment objective is to maximize current income exempt from Federal income tax to the extent consistent with the preservation of capital. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon").
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (A) PORTFOLIO VALUATION: Investments in municipal debt securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued on the last business day of each week and month by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on the last business day of each week and month. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.
    (C) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain are declared and paid at least annually. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    For shareholders who elect to receive their distributions in additional shares of the Fund, in lieu of cash, such distributions will be reinvested at the lower of the market price or net asset value per share (but not less than 95% of the market price) based on the record date's respective prices. If the net asset value per share on the record date is lower than the market price per share, shares will be issued by the Fund at the record date's net asset value on the payable date of the distribution. If the net asset value per share is less than 95% of the market value, shares will be issued by the Fund at 95% of market value. If the market price is lower than the net asset value per share on the record date, Mellon will purchase Fund shares in the open market commencing on the payable date and reinvest those shares accordingly. As a result of purchasing Fund shares in the open market, Fund shares outstanding will not be affected by this form of reinvestment.
    On March 31, 1997, the Board of Directors declared a cash dividend of $.054 per share from investment income-net, payable on April 28, 1997 to shareholders of record as of the close of business on April 14, 1997.

DREYFUS MUNICIPAL INCOME, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
    (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
    The Fund has an unused capital loss carryover of approximately $6,325,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to September 30, 1996. If not applied, $734,000 of the carryover expires in fiscal 2003 and $5,591,000 expires in fiscal 2004.
NOTE 2_BANK LINE OF CREDIT:
    The Fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. For the period ended March 31, 1997, the Fund did not borrow under the line of credit.
NOTE 3_MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .70 of 1% of the value of the Fund's average weekly net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the Fund, exclusive of taxes, interest on borrowings, brokerage and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from payments to be made to the Manager, or the Manager will bear the amount of such excess to the extent required by state law. There was no expense reimbursement for the period ended March 31, 1997.
    (B) The Fund compensates Mellon under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $40,379 during the period ended March 31, 1997.
    The Fund compensates Mellon under a custody agreement to provide custodial services for the Fund. During the period ended March 31, 1997, $7,059 was charged by Mellon pursuant to the custody agreement.
    (C) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 4_SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 1997, amounted to $15,798,860 and $15,760,110, respectively.
    At March 31, 1997, accumulated net unrealized appreciation on investments was $9,414,371, consisting of $12,818,632 gross unrealized appreciation and $3,404,261 gross unrealized depreciation.
    At March 31, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS MUNICIPAL INCOME, INC.
PROXY RESULTS (UNAUDITED)
    Stockholders voted on the following proposals presented at the annual stockholders' meeting held on December 6, 1996. The description of each proposal and the number of shares voted are as follows:

                                                                                   For               Authority Withheld
                                                                              ______________      ________________________
1.To elect three Class III Directors*:
    Joseph S. DiMartino...........................................             17,377,416                 165,981
    George L. Perry...............................................             17,399,677                 143,720
    Paul Wolfowitz................................................             17,391,813                 151,584

                                                                       For            Against           Abstained
                                                                  ____________      ___________        ____________
2.To ratify the selection of Ernst & Young LLP
as independent auditors of the Fund................                17,315,358          59,022            169,017
-------------------------------
    *The terms of these Class III Directors expire in 1999.

OFFICERS AND DIRECTORS
DREYFUS MUNICIPAL INCOME, INC.
200 Park Avenue
New York, NY 10166

Directors
Joseph S. DiMartino, Chairman
Lucy Wilson Benson
David W. Burke
Martin D. Fife
Whitney I. Gerard
Robert R. Glauber
Arthur A. Hartman
George L. Perry
Paul Wolfowitz
Officers
President and Treasurer
    Marie E. Connolly
Vice President and Secretary
    John E. Pelletier
Vice President and Assistant Treasurer
    Richard W. Ingram
Vice President and Assistant Treasurer
    Mary A. Nelson
Vice President and Assistant Treasurer
    Michael Petrucelli
Vice President and Assistant Treasurer
    Joseph F. Tower, III
Vice President and Assistant Secretary
    Mark A. Karpe
Vice President and Assistant Secretary
    Elizabeth Keeley
Vice President and Assistant Secretary
    Douglas C. Conroy
Portfolio Managers
Joseph P. Darcy
A. Paul Disdier
Karen M. Hand
Stephen C. Kris
Richard J. Moynihan
Jill C. Shaffro
Samual J. Weinstock
Monica S. Wieboldt

Investment Adviser
The Dreyfus Corporation
Custodian
Mellon Bank, N.A.
Counsel
Stroock & Stroock & Lavan LLP
Transfer Agent,
Dividend Distribution Agent
and Registrar
Mellon Bank, N.A.
Stock Exchange Listing
AMEX Symbol: DMF
Initial SEC Effective Date
10/21/88

The Net Asset Value appears in the
following publications: Barron's, Closed-End Bond Funds section under the heading "Municipal
Bond Funds" every Monday; Wall
Street Journal, Mutual Funds
section under the heading
"Closed-End Bond Funds" every
Monday; New York Times,
Money and Business Section under
the heading "Closed-End Bond
Funds_National Municipal Bond
Funds" every Sunday.



Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase shares of its common stock in the open market when it can do so at prices below the then current net asset value per share.

[Dreyfus lion "d" logo]
Registration Mark
DREYFUS MUNICIPAL INCOME, INC.
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
AND REGISTRAR
Mellon Bank, N.A.
85 Challenger Road
Ridgefield Park, NJ 07660









Printed in U.S.A.                            856SA973
[Dreyfus logo]
Registration Mark

Municipal
Income, Inc.
Semi-Annual
Report
March 31, 1997